SEPARATE ACCOUNT KG OF
             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

                             SEPARATE ACCOUNT KG OF
                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

                  SUPPLEMENT TO PROSPECTUSES DATED MAY 1, 2002

                                     * * *

The last section entitled "TERMINATING THE EER" under DESCRIPTION OF THE CONTRACT- OPTIONAL ENHANCED EARNINGS RIDER is amended in its entirety to read as follows:

TERMINATING THE EER

Once the EER is chosen, it cannot be discontinued unless the underlying contract is surrendered, annuitized, or a death benefit is payable. The EER will terminate on the earliest of the following:

1.       the Annuity Date;

2.       the date the Contract is surrendered;

3. the date the Company determines a death benefit is payable, if the Contract is not continued by the deceased Owner's spouse;

4. the date that the deceased Owner's spouse, who is also the sole beneficiary, continues the Contract but elects to terminate the EER; or

5. if the deceased Owner's spouse, who is also the sole beneficiary, continues the Contract and the EER, then the date the Company determines a death benefit is payable upon the death of the new Owner.

If (1) the payment of the death benefit is deferred under the Contract or (2) the deceased owner's spouse, who is also the sole beneficiary, continues the Contract but elects to terminate the EER, then the amount of the EER benefit will be applied to the Contract through an allocation to the Sub-Account investing in the Scudder Money Market Portfolio and the Rider will terminate.

The EER may not be available in all states. The Company may discontinue offering the EER at any time.

                                     * * *

The paragraph entitled PROGRAM TO PROTECT PRINCIPAL AND PROVIDE GROWTH POTENTIAL under the GUARANTEE PERIOD ACCOUNTS is amended in its entirety to read as follows:

PROGRAM TO PROTECT PRINCIPAL AND PROVIDE GROWTH POTENTIAL. Under this feature, the Owner elects a Guarantee Period and one or more Sub-Accounts. The Company will then compute the proportion of the initial payment that must be allocated to the Guarantee Period selected, assuming no transfers or withdrawals, in order to ensure that the value in the Guarantee Period Account on the last day of the Guarantee Period will equal the amount of the initial payment, LESS ANY CONTRACT FEES OR CHARGES THAT ARE APPLICABLE TO THE GUARANTEE PERIOD ACCOUNTS. The required amount then will be allocated to the pre-selected Guarantee Period Account and the remaining balance to the other investment options selected by the Owner in accordance with the procedures described in "PAYMENTS" under DESCRIPTION OF THE CONTRACT. Unless the Company is notified otherwise, if a subsequent payment is made after the Program to Protect Principal and Provide Growth Potential has been selected and during the Guarantee Period, such payment will be allocated among the selected Sub-Accounts only. If you want the subsequent payment to be allocated to a new Guarantee Period Account while enrolled in the Program, you must provide payment allocation instructions to the Company that include (1) the Guarantee Period and (2) the dollar or percentage amount you want allocated to that Guarantee Period Account.

                                     * * *


SUPPLEMENT DATED SEPTEMBER 6, 2002



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